Exhibit 99.1

TURTLE BEACH ANNOUNCES TRANSFORMATIONAL ACQUISITION OF PDP AND INTENTION TO LAUNCH REVERSE DUTCH TENDER AUCTION

March 13, 2024

Highly Accretive Acquisition of Performance Designed Products Expands Product Portfolio, Strengthens Profitability and Meaningfully Enhances Size of Company

Establishes a Powerhouse in Hardware Gaming Accessories with Leadership Positions in Console Headsets and Controllers, Amplified by Significant Financial Synergies

Announces Intent to Launch a Modified Dutch Tender Offer to Repurchase up to $30 Million in Value of Its Common Stock Between Range of $13.75 – $15.00 Per Share

Pro Forma Prospective Net Debt of 0.7X at Transaction Closing Leaves Meaningful Financial Cushion to Fund Additional Growth Initiatives and Capital Return Alternatives

Announces the Appointment of Cris Keirn as Chief Executive Officer

Turtle Beach Board of Directors Increases to 9 Members to Include Cris Keirn and David Muscatel, Operating Partner at Diversis Capital

Provides 2024 Financial Outlook and Summary for Combined Company

WHITE PLAINS, N.Y.–(BUSINESS WIRE)–Mar. 13, 2024– Turtle Beach Corporation (Nasdaq: HEAR) (“Turtle Beach” or the “Company”), a leading gaming accessories brand, announced today that following the Company’s establishment of a Value Enhancement Committee in 2023, the Board of Directors (the “Board”) has approved comprehensive and value-creative changes to its business, capital allocation and senior leadership. In consultation with its financial and legal advisors over the past year, the Company considered a comprehensive range of strategic, operational and financial alternatives on behalf of shareholders, including a full sale of the Company, and following the completion of its review, announced the following updates:

Strategic Acquisition of Performance Designed Products (“PDP”)

Turtle Beach today announced the execution of definitive agreements to acquire PDP, a leading gaming accessories provider at an enterprise value for PDP of $118 million (the “Transaction”). PDP is a privately held third-party gaming accessories leader that designs and distributes aftermarket video game accessories, including controllers, headsets, power cases, and other accessories. The Transaction combines two leading gaming companies with industry-leading teams, significant product momentum and proven track records of delivering profitable growth. The Transaction substantially grows the size of Turtle Beach. Bringing PDP’s leading gaming controller category to Turtle Beach will provide additional scale and create future development opportunities. Furthermore, the Company provided the following strategic rationale:

•	The combined company anticipates total revenues of $390 to 410 million in the first full 12 months of ownership (Q2 2024 through Q1 2025).

•

The post-synergy Adjusted EBITDA of PDP is projected to be $22 to $28 million in the first full 12 months of ownership (Q2 2024 through Q1 2025) implying a post-synergy transaction multiple of 4.7x at the mid-point of estimated 2024 Adjusted EBITDA.

•

Turtle Beach expects $10 to $12 million of anticipated annual run-rate cost synergies for the transaction, with upside for incremental revenue synergies, best practice sharing and further cost synergies over time.

•	Acquiring PDP at an attractive valuation multiple relative to the trading multiples of peers implies potential significant upside in market value for the combined company.

•

Diversis Capital, a Los Angeles-based private equity firm and PDP’s majority owner, will become the largest shareholder of Turtle Beach with approximately 16% of the pro forma basic shares outstanding prior to the expected modified Dutch Tender Offer and will add one of its Senior Operating Partners, David Muscatel, to the Turtle Beach Board.

Consideration for the Transaction consists of the issuance of 3.45 million shares of Turtle Beach’s common stock and approximately $79.9 million in cash. The Transaction is expected to be immediately accretive to Turtle Beach shareholders on key metrics including the Company’s growth prospects, strategic positioning with retailers and customers, and financial profile.

The Board of Directors of both Turtle Beach and PDP have unanimously approved the Transaction and the Transaction was closed immediately upon the execution of the definitive agreements.

Jefferies LLC acted as exclusive financial advisor and Dechert LLP acted as legal counsel to Turtle Beach and O’Melveny & Myers LLP acted as legal counsel to PDP in connection with the transaction.

2024 Summary Financial Outlook

Turtle Beach is pleased with its share gains experienced during the holiday season, its ongoing cost improvement initiatives, and its 2024 product portfolio, all of which continue to highlight the meaningful, recent positive momentum on both the top and bottom-line for the Company.

The acquisition of PDP adds significant financial benefits to Turtle Beach that, in conjunction with synergies realized, fundamentally transforms the financial profile of the Company.

Accordingly, the Company expects 2024 net revenues to be in the range of $370 million to $380 million, with the growth driven primarily by the acquisition of PDP and the expected out-performance of the gaming markets in specific categories based on the Company’s product plans for 2024. Additionally, in light of the Company’s strong execution on its efficiency and profitability initiatives, the Company expects pro forma combined Adjusted EBITDA to be between $51 million and $54 million, which incorporates approximately 9 months of operations from PDP.

In the first full four quarters of operation (Q2 2024 through Q1 2025), the combined Company expects total net sales to be in the range of $390 – $410 million and Adjusted EBITDA to be in the range of $60 – $65 million.

Intends to Launch a Modified Dutch Auction Tender Offer within One (1) Month

To drive further value for Turtle Beach shareholders, the Company announced today that it intends to launch a modified “Dutch Auction” Tender Offer (the “Tender Offer”) to purchase up to $30 million in value of its common stock (the “Common Stock”) at a price per share not less than $13.75 per share and not greater than $15.00 per share, less any applicable withholding taxes and without interest, using available cash on hand and available borrowing capacity. On March 12, 2024, the closing price of the Common Stock was $11.03 per share, setting the low-end of the Tender Offer range at a 25% premium to the most recent closing share price. The Tender Offer is anticipated to commence on or about April 10, 2024 and is expected to expire at 12 midnight, New York City time, at the end of the day on or about May 10, 2024, unless extended or terminated.

A modified “Dutch Auction” Tender Offer allows shareholders to indicate how many shares of Common Stock and at what price within the range described above they wish to tender their shares. Based on the number of shares tendered and the prices specified by the tendering shareholders, the Company will determine the lowest per-share price that will enable it to acquire up to $30 million in value of Common Stock.

The Company’s Board believes the modified “Dutch Auction” Tender Offer structure is a mechanism that affords shareholders with an opportunity to obtain liquidity with respect to all or a portion of their shares, with less potential disruption to the share price and the usual transaction costs inherent in open market purchases and sales.

Executive Management and the Board of Directors of Turtle Beach do not plan on participating in the tender offer.

Announcement of Chief Executive Officer

The Company announced that Turtle Beach’s Board of Directors has appointed Cris Keirn as Chief Executive Officer and to the Board of Directors, effective immediately. The appointment concludes a comprehensive CEO search process, launched by the Board in the second quarter of 2023, with the mandate to appoint a highly qualified leader with extensive product innovation, operational and transformational experience, and capable of delivering strong financial and operational results to drive future growth across the business.

Mr. Keirn joined Turtle Beach in 2013 and has been a key contributor in the transformation of Turtle Beach’s product portfolios, including in his role as Vice-President of Business Planning and Strategy prior to his executive role in sales. Mr. Keirn has also led sales operations, customer care and market analytics teams for the Company. Prior to joining Turtle Beach, Cris held leadership positions over a 17-year span in multiple divisions at Motorola across engineering, product management, operations, quality and customer relations.

“I’m honored to work with the amazing team at Turtle Beach, now including our new colleagues from PDP, as we continue to deliver fantastic new products for gamers and value to our shareholders,” said Keirn. “Working with our industry partners, and with the combined expertise of our teams, we will drive a transformational change to the company’s scale and execution with innovation and expansion of our leadership positions across gaming accessory categories.”

“After a comprehensive review of strategic actions and significant engagement by the Board of Directors, I am excited about the announcements made today that we believe will create substantial value for Turtle Beach shareholders,” said Terry Jimenez, Chairman of the Board of Directors and Chairman of the Value Enhancement Committee. “Acquiring PDP, announcing a modified Dutch auction tender offer, and appointing Cris Keirn as our next CEO are significant outcomes that are a result of a thorough review of our business opportunities ahead. We are pleased to welcome the PDP team to Turtle Beach, and we look forward to benefiting from our improved financial profile, gaming product portfolio and industry-leading team. In addition, we are pleased to welcome both Cris and Dave to our Board, both of whom are excellent additions. We’re also excited to have Cris leading the business as CEO and believe his industry expertise and leadership skills are critical to advancing our strategy to drive growth across our gaming accessories businesses and generate substantial profit. Ultimately, each of these outcomes better position the Company for future success and value creation for shareholders.”

Conference Call Details

Turtle Beach will host a conference call today, March 13, 2024, at 5:00 p.m. ET / 2:00 p.m. PT to review the transaction, detail its fourth quarter and full year 2023 earnings results and host a question-and-answer session. A live webcast of the call will be available on the “Events & Presentations” page of the Company’s website at www.turtlebeachcorp.com. To access the call by phone, please go to this link (registration link) and you will be provided with dial-in details. To avoid delays, we encourage participants to dial into the conference call 15 minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at www.turtlebeachcorp.com.

Non-GAAP Financial Measures

In addition to its reported results, the Company has included in this release certain financial metrics, including adjusted EBITDA, that the Securities and Exchange Commission define as “non-GAAP financial measures.” Management believes that such non-GAAP financial measures, when read in conjunction with the Company’s reported results, can provide useful supplemental information for investors analyzing period-to-period comparisons of the Company’s results. Non-GAAP financial measures are not an alternative to the Company’s GAAP financial results and may not be calculated in the same manner as similar measures presented by other companies. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain non-recurring special items that we believe are not representative of core operations, as further described in Table 4 of our Full Year 2023 Earnings Release. These non-GAAP financial measures are presented because management uses non-GAAP financial measures to evaluate the Company’s operating performance, to perform financial planning, and to determine incentive compensation. Therefore, the Company believes that the presentation of non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors. The non-GAAP financial measures included herein exclude items that management does not believe reflect the Company’s core operating performance because such items are inherently unusual, non-operating, unpredictable, non-recurring, or non-cash. See a reconciliation of GAAP results to Adjusted EBITDA included as Table 4 in our Full Year 2023 Earnings Release for each of the three and twelve months ended December 31, 2022 and December 31, 2023.

About Turtle Beach Corporation

Turtle Beach Corporation (the “Company”) (www.turtlebeachcorp.com) is one of the world’s leading gaming accessory providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, PC gaming products, top-rated game controllers, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: HEAR.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “goal,” “project,” “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.

While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, risks related to inflationary pressures, optimizing our product portfolio, reducing our cost of goods and operating expenses, reductions in logistic and supply chain challenges and costs, the substantial uncertainties inherent in the acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, including promotional credits and discounts, general business and economic conditions, risks associated with the future direction or governance of the Company, risks associated with the expansion of our business, including the integration of any businesses we acquire and the integration of such businesses within our internal control over financial reporting and operations, our indebtedness, liquidity, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and the Company’s other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.

All trademarks are the property of their respective owners.

View source version

on businesswire.com: https://www.businesswire.com/news/home/20240313363647/en/

MacLean Marshall

Sr. Director, Public Relations &

Brand Communications

Turtle Beach Corporation

858.914.5093

maclean.marshall@turtlebeach.com

Investor Information:

Alex Thompson

Gateway Group

949.574.3860

hear@gateway-grp.com

Source: Turtle Beach Corporation

Contact Us

Public Relations

MacLean Marshall

Sr. Dir. PR & Brand Communications

Email: maclean.marshall@turtlebeach.com

Investor Relations

Cody Slach or Alex Thompson

Gateway Group

Email: HEAR@gateway-grp.com

Turtle Beach Customer Service

Email: sales@turtlebeach.com

Turtle Beach Technical Support

Email: support@turtlebeach.com

Roccat Technical Support

Email: support@roccat.com